CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940


This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Registrant").

I, George C.W. Gatch, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.



/s/ George C.W. Gatch
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George C.W. Gatch
President (Principal Executive Officer)

June 9, 2005
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Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940


This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Registrant").

I, Suzanne E. Cioffi, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.


/s/ Suzanne E. Cioffi
--------------------------------
Suzanne E. Cioffi
Assistant Treasurer (Principal Financial Officer)

June 9, 2005
--------------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.